                                POWER OF ATTORNEY

     I, Brian M. Storms, President (Chief Executive Officer) of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President (Chief Executive Officer) of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

                   Signature                        Title                        Date
                   ---------                        -----                        ----
/s/ Brian M. Storms                               President               September 25, 2001
--------------------------------          (Chief Executive Officer)
Brian M. Storms

                                POWER OF ATTORNEY

     I, David J. Beaubien, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ David J. Beaubien                        Director                September 20, 2001
--------------------------------
David J. Beaubien

                                POWER OF ATTORNEY

     I, E. Garrett Bewkes, Jr., Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ E. Garrett Bewkes, Jr.                   Director                September 20, 2001
--------------------------------
E. Garrett Bewkes, Jr.

                                POWER OF ATTORNEY

     I, Paul H. Schubert, Vice President and Treasurer (Chief Financial and Accounting Officer) of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Vice President and Treasurer (Chief Financial and Accounting Officer) of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ Paul H. Schubert               Vice President and Treasurer      September 25, 2001
----------------------------          (Chief Financial and
Paul H. Schubert                       Accounting Officer)

                                POWER OF ATTORNEY

     I, Richard R. Burt, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ Richard R. Burt                          Director                September 20, 2001
--------------------------------
Richard R. Burt

                                POWER OF ATTORNEY

     I, Richard Q. Armstrong, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ Richard Q. Armstrong                     Director                September 20, 2001
--------------------------------
Richard Q. Armstrong

                                POWER OF ATTORNEY

     I, Meyer Feldberg, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ Meyer Feldberg                           Director                September 20, 2001
--------------------------------
Meyer Feldberg

                                POWER OF ATTORNEY

     I, George W. Gowen, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ George W. Gowen                          Director                September 20, 2001
--------------------------------
George W. Gowen

                                POWER OF ATTORNEY

     I, William W. Hewitt, Jr., Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ William W. Hewitt, Jr.                   Director                September 20, 2001
--------------------------------
William W. Hewitt, Jr.

                                POWER OF ATTORNEY

     I, Morton L. Janklow, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ Morton L. Janklow                        Director                September 20, 2001
--------------------------------
Morton L. Janklow

                                POWER OF ATTORNEY

     I, Frederic V. Malek, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ Frederic V. Malek                        Director                September 20, 2001
--------------------------------
Frederic V. Malek

                                POWER OF ATTORNEY

     I, Margo N. Alexander, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ Margo N. Alexander                       Director                September 20, 2001
--------------------------------
Margo N. Alexander

                                POWER OF ATTORNEY

     I, Carl W. Schafer, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ Carl W. Schafer                          Director                September 20, 2001
--------------------------------
Carl W. Schafer

                                POWER OF ATTORNEY

     I, William D. White, Director of Brinson Financial Services Growth Fund Inc., Brinson Master Series, Inc., UBS PaineWebber Cashfund, Inc., UBS PaineWebber RMA Money Fund, Inc. and UBS PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation"), hereby constitute and appoint Amy R. Doberman, Keith A. Weller, Jack W. Murphy, Allan S. Mostoff and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Director of each Corporation, any amendments to the current registration statement of the Corporation on Form N-1A (as filed with the Securities and Exchange Commission) and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these amendments and other instruments.

             Signature                        Title                        Date
             ---------                        -----                        ----
/s/ William D. White                         Director                September 20, 2001
--------------------------------
William D. White